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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


Date of Report (Date of earliest event reported): JUNE 6, 2003
                                                  ------------


                              LINCARE HOLDINGS INC.
             (Exact name of registrant as specified in its chapter)

      Delaware                  000-19946                  51-0331330
---------------------      --------------------       ---------------------
  (State or other           (Commission File             (IRS Employer
  jurisdiction of                Number)                Identification No.)
   incorporation)


 19387 U.S. 19 NORTH, CLEARWATER, FLORIDA                              33764
 ----------------------------------------                            ----------
 (Address of Principal Executive Offices)                            (Zip Code)


Registrant's telephone number, including area code: (727) 530-7700
                                                    --------------



            --------------------------------------------------------
          (Former name or former address, if changed since last report)



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Item 5.  OTHER EVENTS AND REQUIRED FD DISCLOSURE.

      Lincare Holdings Inc., a Delaware corporation ("Lincare"), is filing this current report on Form 8-K for the purpose of filing with the Securities and Exchange Commission its press release dated June 6, 2003 announcing its agreement with the initial purchasers to sell $250 million aggregate principal amount of its 3.00% Convertible Senior Debentures due 2033 in a previously announced private placement pursuant to Rule 144A under the Securities Act. In addition, the initial purchasers have the option to purchase up to an additional $25 million principal amount of debentures. A copy of the press release is attached hereto as Exhibit 99.1.

Item 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

      (c) Exhibits.

          See Exhibit Index attached hereto.



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                                    SIGNATURE

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                      Lincare Holdings Inc.



Date:  June 6, 2003                   By:  /S/ PAUL G. GABOS
                                           ------------------------------------
                                           Name: Paul G. Gabos
                                           Title: Secretary and Chief Financial
                                                    Officer



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                                  EXHIBIT INDEX


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EXHIBIT NUMBER            DESCRIPTION
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
    99.1                  Press Release dated June 6, 2003.

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